Exhibit 99.1

		CERTIFICATION PURSUANT TO
		18 U.S.C. SECTION 1350,
		AS ADOPTED PURSUANT TO
	SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



	In connection with the Quarterly Report of OrganiTECH USA, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lior Hessel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or
	15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material
	respects, the financial condition and results of operations of the Company.

				/s/ Lior Hessel
				Lior Hessel
				President and Chief Executive Officer

				Dated: August 19, 2002

			Exhibit 99.2

		CERTIFICATION PURSUANT TO
		18 U.S.C. SECTION 1350,
		AS ADOPTED PURSUANT TO
	SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



	In connection with the Quarterly Report of OrganiTECH USA, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doron Shachar, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or
	15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material
	respects, the financial condition and results of operations of the Company.

				/s/ Doron Shachar
				Doron Shachar
				Secretary and Acting
				Chief Financial Officer

				Dated: August 19, 2002